BlackRock Funds II
BlackRock Floating Rate Income Portfolio
Class K Shares
(the “Fund”)

     Supplement dated April 27, 2016 to
the Summary Prospectus dated March 25, 2016

Effective immediately, C. Adrian Marshall, CFA, James Keenan, CFA and Joshua Tarnow are the portfolio managers of the Fund, and the following changes are made to the Fund’s Summary Prospectus:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Floating Rate Income Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
C. Adrian Marshall, CFA	2010	Managing Director of BlackRock, Inc.
James Keenan, CFA	2010	Managing Director of BlackRock, Inc.
Joshua Tarnow	2016	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-FRIP-K-0416SUP